UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2018 (June 12, 2018)

AMC Networks Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-35106	27-5403694
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

11 Penn Plaza, New York, NY		10001
(Address of principal executive offices)		(Zip Code)
(212) 324-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

(a)
On June 12, 2018, AMC Networks Inc. (the "Company") held its 2018 annual meeting of stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in detail in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders filed with the U.S. Securities and Exchange Commission on April 26, 2018.

(b)	Stockholders voted on the matters set forth below. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the five directors listed below to the Board of Directors, each for a one-year term. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Jonathan F. Miller	38,060,827	2,214,651	3,738,242
Leonard Tow	36,112,454	4,163,024	3,738,242
David E. Van Zandt	39,148,479	1,126,999	3,738,242
Carl. E. Vogel	34,471,894	5,803,584	3,738,242
Robert C. Wright	36,185,865	4,089,613	3,738,242
The Company’s Class B stockholders elected the nine directors listed below to the Board of Directors, each for a one-year term. The votes regarding this proposal were as follows:

	For	Withheld
William J. Bell	114,844,080	0
Charles F. Dolan	114,844,080	0
James L. Dolan	114,844,080	0
Kristin A. Dolan	114,844,080	0
Patrick F. Dolan	114,844,080	0
Thomas C. Dolan	114,844,080	0
Brian G. Sweeney	114,844,080	0
Vincent Tese	114,844,080	0
Marianne Dolan Weber	114,844,080	0

2.
The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
158,419,641	217,240	220,919	—

3.
The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved, on an advisory (non-binding) vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
143,393,861	11,666,802	58,895	3,738,242

4.
The Company’s Class A stockholders and Class B stockholders, voting together as a single class, voted on an advisory (non-binding) basis, on the frequency of stockholder votes on executive compensation. The votes regarding this proposal were as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
124,412,599	30,983	30,633,485	42,491	3,738,242

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMC Networks Inc.
(Registrant)

Dated:	June 14, 2018	By:	/s/ Anne G. Kelly
Name: Anne G. Kelly
Title: Senior Vice President and Corporate Secretary